Exhibit 99.1
Pitney Bowes Announces Cash Tender Offers

STAMFORD, Conn.—(BUSINESS WIRE)—March 8, 2021—Pitney Bowes Inc. (NYSE: PBI) (the “Company” or “Pitney Bowes”) announced today that it has commenced cash tender offers (collectively, the “Tender Offers,” and each offer to purchase a series of notes individually, a “Tender Offer”) to purchase up to $375,000,000 aggregate principal amount (the “Aggregate Maximum Principal Amount”), of the outstanding notes of the Company as set forth in the table below (collectively, the “Notes”). The Company will accept for purchase its outstanding 4.625% Notes due 2024 (the “4.625% Notes”), 4.700% Notes due 2023 (the “4.700% Notes”) and 3.875% Notes due 2022 (the “3.875% Notes” and, together with the 4.625% Notes and the 4.700% Notes, the “Notes”), up to the Waterfall Series Tender Cap applicable to such series of Notes as set forth on the table below (each, a “Waterfall Series Tender Cap” and together, the “Waterfall Series Tender Caps”).

The Tender Offers are subject to the satisfaction or waiver of a number of conditions as set forth in an Offer to Purchase dated March 8, 2021 (the “Offer to Purchase”), including the receipt by the Company of proceeds from newly issued debt on terms reasonably satisfactory to the Company in its sole discretion, and generating net proceeds in an amount that is sufficient to effect the repurchase of all Notes validly tendered (and not validly withdrawn) by holders of Notes and accepted for purchase by the Company pursuant to the Tender Offers. Terms used but not defined herein have the meaning ascribed to them in the Offer to Purchase.

					Dollars per $1,000 Principal Amount of Notes
Series of Notes(3)	CUSIP Number(s)	Aggregate Principal Amount Outstanding	Waterfall Series Tender Cap	Acceptance Priority Level	Tender Offer Consideration(1)	Early Tender Premium (1)	Total Consideration (1)(2)
4.625% Notes due 2024	724479AJ9	$374,000,000	$225,000,000	1	$1,025.00	$30.00	$1,055.00
4.700% Notes due 2023(3)	724479AN0	$271,000,000	$125,000,000	2	$1,057.50	$30.00	$1,087.50
3.875% Notes due 2022(3)	724479AL4	$148,792,000	$25,000,000	3	$1,015.00	$30.00	$1,045.00
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(1)    Per $1,000 principal amount of Notes validly tendered (and not validly withdrawn) and accepted for purchase by the Company.
(2)    Includes the Early Tender Premium (as defined herein) for Notes validly tendered prior to the Early Tender Time (and not validly withdrawn) and accepted for purchase by the Company.
(3)    Interest rates included herein represent the respective initial interest rate of each series of Notes subject to the Tender Offers. Due to credit rating downgrades on each series of Notes since they were originally issued, the 4.700% Notes and the 3.875% Notes currently bear interest at a rate of 5.950% per annum and 5.375% per annum, respectively. On February 10, 2021, Standard & Poor’s downgraded the Company’s credit rating and the credit rating of its secured and unsecured debt. As a result of such downgrades, the interest rate payable on the 4.700% Notes will increase from 5.950% per annum to 6.200% per annum on April 1, 2021, and the interest rate on the 3.875% Notes will increase from 5.375% per annum to 5.625% per annum on May 15, 2021.
The Tender Offers will expire at 11:59 p.m., New York City time, on April 2, 2021, or any other date and time to which the Company extends such Tender Offer (such date and time, the “Expiration Time”), unless earlier terminated. No tenders of Notes will be valid if submitted after the Expiration Time. Tendered Notes may be validly withdrawn from the Tender Offers at or prior to, but not after, 5:00 p.m., New York City time, on March 19, 2021 (such date and time, as it may be extended, the “Withdrawal Deadline”). Holders of Notes who tender their Notes after the Withdrawal Deadline, but prior to the Expiration Time, may not withdraw their tendered Notes, except for certain limited circumstances where additional withdrawal rights are required by law.
Upon the terms and subject to the conditions of the Tender Offers, the consideration for each $1,000 principal amount of Notes validly tendered and accepted for purchase pursuant to the Tender Offers will be the tender offer consideration for the applicable series of Notes set forth in the table above (with respect to each series of Notes, the “Tender Offer Consideration”). Holders of Notes that are validly tendered at or prior to 5:00 p.m., New York City time, on March 19, 2021 (such date and time, as it may be extended, the “Early Tender Time”) and accepted for purchase pursuant to the Tender Offers will receive the applicable Tender Offer Consideration plus the early tender premium for the applicable series of Notes set forth in the table above (with respect to each series of Notes, the “Early Tender Premium” and, together with the applicable Tender Offer Consideration, the “Total Consideration”). Holders of Notes validly tendered after the Early Tender Time, but before the Expiration Time, and accepted for purchase pursuant to the Tender Offers will receive the applicable Tender Offer Consideration, but not the Early Tender Premium.
In addition to the Tender Offer Consideration or the Total Consideration, as applicable, all holders of Notes accepted for purchase pursuant to the Tender Offers will, on the Early Settlement Date or the Final Settlement Date (each as defined below), as applicable, also receive accrued and unpaid interest on those Notes from the last interest payment date with respect to those Notes to, but not including, the Early Settlement Date or the Final Settlement Date, as applicable.
With respect to any valid tender in respect of any 4.625% Notes or 4.700% Notes accepted for purchase by the Company, the Company will also pay a soliciting broker fee of $2.50 per $1,000 principal amount of such series of Notes to retail brokers that are appropriately designated by their beneficial holder clients to receive this fee (except for 4.625% Notes or 4.700% Notes tendered by a retail broker for its own account), provided that such fee will only be paid with respect to tenders by beneficial holders whose aggregate principal amount of such series of Notes is $250,000 or less.
Subject to compliance with applicable law, the Company may (i) extend or otherwise amend the Early Tender Time or the Expiration Time with respect to any Tender Offer or (ii) increase or decrease the Aggregate Maximum Principal Amount and/or any Waterfall Series Tender Cap, in each case without extending the Withdrawal Deadline for such Tender Offer or otherwise reinstating withdrawal rights of Holders for such Tender Offer. In addition, the Early Tender Time with respect to a Tender Offer can be extended independently of the Early Tender Time or Withdrawal Deadline with respect to any other Tender Offer. There can be no assurance that the Company will change the Aggregate Maximum Principal Amount or any Waterfall Series Tender Cap. If the Company changes the Aggregate Maximum Principal Amount and/or any Waterfall Series Tender Cap, it does not expect to extend the Withdrawal Deadline, subject to applicable law.
The Company reserves the right, in its sole discretion, at any point following the Early Tender Time and before the Expiration Time, to accept for purchase any Notes validly tendered at or prior to the Early Tender Time (the date of such acceptance and purchase, the “Early Settlement Date”), subject to the Aggregate Maximum Principal Amount, the Acceptance Priority Levels, the Waterfall Series Tender Caps and proration as described herein. The Early Settlement Date will be determined at the Company’s option and is currently expected to occur on March 23, 2021, assuming the conditions to the Tender Offers have been either satisfied or waived by the Company at or prior to the Early Settlement Date. The Company has no obligation to elect to have an Early Settlement Date. Irrespective of whether the Company chooses to exercise the Company’s option to have an Early Settlement Date, it will purchase any remaining Notes that have been validly tendered at or prior to the Expiration Time and accepted for purchase, subject to all conditions to the Tender Offers having been either satisfied or waived by the Company, promptly following the Expiration Time (the date of such acceptance and purchase, the “Final Settlement Date”; the Final Settlement Date and the Early Settlement Date each being a “Settlement Date”), subject to the Aggregate Maximum Principal Amount, the Acceptance Priority Levels, the Waterfall Series Tender Caps and proration as described herein. The Final Settlement Date is expected to occur on the second business day following the Expiration Time, assuming the conditions to the Tender Offers have been either satisfied or waived by the Company at or prior to the Expiration Time and the Aggregate Maximum Principal Amount is not purchased on the Early Settlement Date.
Subject to the Aggregate Maximum Principal Amount, the Waterfall Series Tender Caps and proration as described herein, all Notes validly tendered at or before the Early Tender Time having a higher Acceptance Priority Level will be accepted before any Notes validly tendered at or before the Early Tender Time having a lower Acceptance Priority Level are accepted, and all Notes validly tendered after the Early Tender Time having a higher Acceptance Priority Level will be accepted before any Notes validly tendered after the Early Tender Time having a lower Acceptance Priority Level are accepted in the Tender Offers. Accordingly, subject to the following paragraph and the Waterfall Series Tender Caps, all validly tendered Notes with an Acceptance Priority Level 1 will be accepted before any validly tendered Notes with an Acceptance Priority Level 2, and so on, until the Aggregate Maximum Principal Amount is allocated. Once all Notes validly tendered in a certain Acceptance Priority Level have been accepted and subject to the following paragraph, validly tendered Notes from the next Acceptance Priority Level may begin to be accepted. If the remaining portion of the Aggregate Maximum Principal Amount and/or any Waterfall Series Tender Cap, as applicable, is adequate to purchase some but not all of the aggregate principal amount of Notes validly tendered within the next Acceptance Priority Level, Notes validly tendered in that Acceptance Priority Level will be accepted on a pro rata basis, based on the aggregate principal amount of Notes validly tendered with respect to that Acceptance Priority Level, and no Notes with a lower Acceptance Priority Level will be accepted.
Notwithstanding the foregoing, even if the Tender Offers are not fully subscribed as of the Early Tender Time, subject to the Aggregate Maximum Principal Amount and the Waterfall Series Tender Caps, Notes validly tendered at or before the Early Tender Time will be accepted for purchase in priority to other Notes validly tendered after the Early Tender Time, even if such Notes validly tendered after the Early Tender Time have a higher Acceptance Priority Level than Notes validly tendered prior to the Early Tender Time. In addition, if the aggregate principal amount of Notes validly tendered at or before the Early Tender Time exceeds the Aggregate Maximum Principal Amount, the Company will not accept for purchase any Notes tendered after the Early Tender Time. If the aggregate principal amount of any series of Notes validly tendered at or before the Early Tender Time exceeds the applicable Waterfall Series Tender Cap, the Company will not accept for purchase any Notes of such series tendered after the Early Tender Time.
Acceptance of tenders for any series of Notes may be subject to proration as to such series if the acceptance of all tenders in respect of such series would cause the Aggregate Maximum Principal Amount to be exceeded. Acceptance of tenders for any series of Notes may also be subject to proration if the aggregate principal amount of such series of Notes exceeds the applicable Waterfall Series Tender Cap. If the Tender Offers are fully subscribed as of the Early Tender Time, Holders who validly tender Notes after the Early Tender Time will not have any of their Notes accepted for purchase.
The Tender Offers are not conditioned upon a minimum amount of Notes of any series, or a minimum amount of Notes of all series, being tendered.
MUFG Securities Americas Inc., Goldman Sachs & Co. LLC and Truist Securities, Inc. are serving as the Dealer Managers in connection with the Tender Offers. Global Bondholder Services Corporation has been retained to serve as both the depositary and the information agent for the Tender Offers. Persons with questions regarding the Tender Offers should contact MUFG Securities Americas Inc. at (877) 744-4532 (toll-free) or (212) 405-7481 (collect) or by email at DCM-

LiabilityManagement@int.sc.mufg.jp; Goldman Sachs & Co. LLC at (800) 828-3182 (toll-free) or (212) 902-5962 (collect); or Truist Securities, Inc. at 404-926-5262 (collect). Requests for copies of the Offer to Purchase and other related materials should be directed to Global Bondholder Services Corporation by calling (banks and brokers collect) (212) 430-3774 or (all others toll-free) (866) 470-3700 or by email at contact@gbsc-usa.com.
None of the Company, its officers, the dealer managers, the depositary, the information agent or the trustees with respect to the Notes, or any of the Company’s or their respective affiliates, makes any recommendation that holders tender or refrain from tendering all or any portion of the principal amount of their Notes, and no one has been authorized by any of them to make such a recommendation. Holders must make their own decision as to whether to tender their Notes and, if so, the principal amount of Notes to which action is to be taken. The Tender Offers are made only by the Offer to Purchase. This press release is neither an offer to purchase nor a solicitation of an offer to sell any notes in the Tender Offers. The Tender Offers are not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the Tender Offers are required to be made by a licensed broker or dealer, the Tender Offers will be deemed to be made on behalf of the Company by the dealer managers, solicitation agents or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.
The Company and its affiliates may from time to time, after completion of the Tender Offers, purchase additional Notes or other debt securities in the open market, in privately negotiated transactions, through tender offers, exchange offers or otherwise, or the Company may redeem the Notes or other debt securities pursuant to their terms. Any future purchases, exchanges or redemptions may be on the same terms or on terms that are more or less favorable to Holders of Notes than the terms of the Tender Offers. Any future purchases, exchanges or redemptions by the Company and its affiliates will depend on various factors existing at that time. There can be no assurance as to which, if any, of these alternatives (or combinations thereof) the Company and its affiliates may choose to pursue in the future.
This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell the Notes. The Tender Offers are being made solely by means of the Offer to Purchase. The Tender Offers are void in all jurisdictions where they are prohibited. In those jurisdictions where the securities, blue sky or other laws require the Tender Offers to be made by a licensed broker or dealer, the Tender Offers will be deemed to be made on behalf of the Company by the dealer managers or one or more registered brokers or dealers licensed under the laws of such jurisdictions.
About Pitney Bowes
Pitney Bowes (NYSE:PBI) is a global technology company providing commerce solutions that power billions of transactions. Clients around the world, including 90 percent of the Fortune 500, rely on the accuracy and precision delivered by Pitney Bowes solutions, analytics, and APIs in the areas of ecommerce fulfillment, shipping and returns; cross-border ecommerce; office mailing and shipping; presort services; and financing. For 100 years, Pitney Bowes has been innovating and delivering technologies that remove the complexity of getting commerce transactions precisely right. For additional information visit Pitney Bowes, the Craftsmen of Commerce, at www.pitneybowes.com.

Forward Looking Statements
This press release includes “forward-looking statements” about the Company’s intention to purchase the Notes in the Offer to Purchase. Any forward-looking statements contained in this press release may change based on various factors. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties and actual results could differ materially. Words such as “estimate,” “target,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend” and similar expressions may identify such forward-looking statements.
Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of its forward-looking statements. The Company’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed or incorporated by reference in the Company’s filings with the SEC. Accordingly, you should not place undue reliance on the forward-looking statements contained herein. All forward-looking statements are further qualified by and should be read in conjunction with the risks and uncertainties described or referred to in Item 1A. under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. The Company undertakes no obligation to publicly update or revise any forward-looking statements in this press release, whether as a result of new information, future events or otherwise, except as required by law.
Contacts
Editorial:
Bill Hughes
Chief Communications Officer
203/351-6785
Financial:
Adam David
VP, Investor Relations
203/351-7175
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